UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2015

FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED
(Exact name of Registrant as specified in its charter)

Maryland	811-21380	13-4258227
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

301 E. Colorado Blvd.
Suite 720
Pasadena, CA 91101
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 626-795-7300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Investment Adviser to the Fund, Flaherty & Crumrine Incorporated, has announced that Robert M. Ettinger, due to his impending retirement, will no longer serve as a portfolio manager to the Fund effective June 30, 2015.

R. Eric Chadwick, Bradford S. Stone and Donald Crumrine will continue to serve as portfolio managers for the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAHERTY & CRUMRINE TOTAL RETURN FUND INCORPORATED

Date: June 4, 2015	By:	/s/ R. Eric Chadwick

R. Eric Chadwick
Chief Executive Officer and President